UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
July 28, 2010
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
On July 28, 2010 Local.com Corporation (the “Registrant”) issued 48,077 unregistered shares of its common stock valued at $325,000 to Simply Static, LLC (doing business as Octane360), a Delaware limited liability company (“Octane”) for payment of certain milestones achieved as part of the earnout outlined in the Asset Purchase Agreement, dated July 1, 2010 (the “Agreement”), between the Registrant and Octane filed on Registrant’s Form 8-K as Exhibit 2.1 filed on July 8, 2010. The shares of common stock issued were not registered under the Securities Act in reliance on Rule 506 of Regulation D.
Item 9.01 Financial Statements and Exhibits.

Exhibit 2.1	Asset Purchase Agreement by and among the Registrant and Simply Static, LLC dated July 1, 2010, incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed on July 8, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: August 3, 2010	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
2.1	Asset Purchase Agreement by and among the Registrant and Simply Static, LLC dated July 1, 2010 incorporated herein by reference to Exhibit 2.1 to the Registrant’s From 8-K filed on July 8, 2010.